UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2005

DEX MEDIA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32249	14-1855759

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

198 Inverness Drive West, Englewood, Colorado	80112

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 784-2900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Senior Executive Incentive Bonus Plan

      On May 13, 2004, the board of directors (the “Board”) of Dex Media, Inc. (the “Company”) adopted, and the Company’s stockholders approved, a Senior Executive Incentive Bonus Plan (the “Bonus Plan”). As detailed more fully in the Bonus Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, the plan is a performance-based incentive bonus plan under which designated executive officers of the Company are eligible to receive bonus payments with respect to a specified period (for example, a fiscal year). Bonuses are payable under the Bonus Plan upon the attainment of pre-established performance goals.

      On February 17, 2005, the Compensation Committee of the Board (the “Committee”) authorized the payment of the following bonus awards to named executive officers of the Company for the 2004 fiscal year:

George Burnett	$320,625.00
Robert M. Neumeister, Jr.	$219,375.00
Marilyn B. Neal	$219,375.00
Maggie Le Beau	$101,250.00
Linda Martin	$101,250.00
Kristine Shaw	$101,250.00

Previously, the Committee determined that fifty percent of Bonus Plan awards for fiscal year 2004 would be payable based upon the Company’s attainment of certain targets relating to the Company’s net earnings before interest, taxes, depreciation and amortization (“EBITDA”) and fifty percent of such awards would be payable based upon the Company’s attainment of certain targets relating to the Company’s sales’ revenue. In addition to bonuses payable with respect to 2004 under the Bonus Plan, the Committee awarded additional bonuses to the named executive officers with respect to 2004 in connection with the completion of the Company’s initial public offering on July 22, 2004. The figures set forth above represent the sum of the 2004 bonuses payable pursuant to the Bonus Plan and the additional 2004 IPO completion bonuses.

      Furthermore, the Committee established the business criteria to be used to award bonuses under the Bonus Plan for fiscal year 2005. Fifty percent of awards for fiscal year 2005 will by payable based upon the Company’s attainment of certain EBITDA targets with respect to fiscal year 2005 and fifty percent of such awards will be payable based upon the Company’s attainment of certain sales’ revenue targets with respect to fiscal year 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Document Description
10.1	Senior Executive Incentive Bonus Plan of Dex Media, Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.
(Registrant)

Date: February 17, 2005
/s/ ROBERT M. NEUMEISTER, JR.

(Signature)
	Name:	Robert M. Neumeister, Jr.
	Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Document Description
10.1	Senior Executive Incentive Bonus Plan of Dex Media, Inc.